Filed pursuant to Rule 433(d)
Registration Statement No. 333-131356-06

The information in the preliminary prospectus supplement  (as supplemented by this supplement) is not complete and may be changed. We may not sell the notes described in the preliminary prospectus supplement (as supplemented by this supplement) until we deliver a final prospectus supplement and attached prospectus. The preliminary prospectus supplement (as supplemented by this supplement) is not an offer to sell these notes nor is it seeking an offer to buy these notes in any state where the laws in that state do not permit the seller to offer or sell these notes.

$961,625,000

USAA Auto Owner Trust 2008-1

Issuing Entity

USAA Acceptance, LLC

USAA Federal Savings Bank

     Sponsor, Seller and Servicer

__________________________________________

     Supplement, dated January 8, 2008 (subject to completion)
to

Preliminary Prospectus Supplement, dated January 7, 2008 (subject to completion)

to

     Prospectus dated January 7, 2008
__________________________________________

This Supplement should be read in conjunction with the Preliminary Prospectus Supplement, dated January 7, 2008, and the Prospectus, dated January 7, 2008.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these notes or determined if the prospectus supplement (as supplemented by this supplement) or the prospectus that accompanies the prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus at your request by calling toll-free 1-800-326-5897.

The Preliminary Prospectus Supplement referenced above is hereby supplemented as follows:

Front Cover Page:

  The total initial Note Balance indicated on the top of the front cover page should read: $961,625,000.

  The row titled “Principal Amount” should read:

	Class A-1(1)	Class A-2	Class A-3	Class A-4	Class B(1)
	Notes	Notes	Notes	Notes	Notes

Principal Amount	$254,000,000	$330,000,000	$373,000,000	$258,625,000	$34,375,000

(1) The Class A-1 notes and the Class B notes are not being offered for sale by this prospectus supplement or the prospectus but will be entitled to certain amounts as described herein.

  The third sentence in the fourth paragraph under footnote (2) should read: “The issuing entity will have a reserve account in the initial amount equal to at least $6,250,000 that will provide credit enhancement for the notes to the extent described in this prospectus supplement.”

Summary of Terms:

  The table under “Summary of Terms of the Notes – Offered Notes” should read:

•	$330,000,000	Class A-2%	Asset Backed Notes
•	$373,000,000	Class A-3%	Asset Backed Notes
•	$258,625,000	Class A-4%	Asset Backed Notes

  The sentence following the above table should read: “The issuing entity will also issue $254,000,000 of Class A-1  % asset backed notes and $34,375,000 of Class B  % asset backed notes, none of which are being offered by this prospectus supplement.”

  The first sentence of the first paragraph under “Summary of Terms of the Notes – Credit Enhancement –Reserve Account ” should read: “On the closing date, the depositor will deposit a minimum of $6,250,000 into the reserve account.”

  The last sentence of the second paragraph under “Summary of Terms of the Notes – Composition of the Receivables” should read: “As of the cut-off date, the receivables sold to the issuing entity on the closing date are expected to have an aggregate principal balance of $1,250,000,000.”

The Issuing Entity:

  The table under “The Issuing Entity – Capitalization of the Issuing Entity” should read:

Class A-1 Notes	$254,000,000
Class A-2 Notes	$330,000,000
Class A-3 Notes	$373,000,000
Class A-4 Notes	$258,625,000
Class B Notes	$34,375,000
Total	$1,250,000,000

The Receivables Pool

  The second sentence of the third paragraph should read: “As of the cut-off date, the receivables sold to the issuing entity on the closing date are expected to have an aggregate principal balance of $1,250,000,000.”

  The second sentence of the paragraph following the first table under “The Receivables Pool – Criteria Applicable to Selection of Receivables” should read: “As of the cut-off date, the receivables sold to the issuing entity on the closing date are expected to have an aggregate principal balance of $1,250,000,000.”

Weighted Average Lives of the Notes:

  The fifth bullet point under the fourth paragraph under “Maturity and Prepayment Considerations – Weighted Average Lives of the Notes” should read: “the receivables have an initial aggregate principal balance of $1,250,000,000;”

  The table following the sixth paragraph under “Maturity and Prepayment Considerations – Weighted Average Lives of the Notes” should read:

			Weighted Average	Weighted Average
		Weighted Average	Original	Remaining Term
		Contract	Term to Maturity	to Maturity
Pool	Principal Balance	Rate of Interest	(in Months)	(in Months)
1	$2,957,204.34	6.272%	22	19
2	55,912,085.78	5.949%	36	32
3	111,342,757.29	6.225%	48	45
4	553,864,611.91	6.172%	60	57
5	525,923,340.68	6.551%	72	69
Total	$1,250,000,000.00

  The “ABS Tables” referred to in “Weighted Average Lives of the Notes” should read as set forth in Appendix A to this Supplement.

Reserve Account

  Under “Description of the Sale and Servicing Agreement – Reserve Account – Deposits to the Reserve Account” the first sentence should read: “The Reserve Account will be funded by a deposit by the depositor on the closing date in an amount equal to at least $6,250,000.”

Underwriting:

  The “Total” line at the bottom of the first table under “Underwriting” should read:

	Principal Amount of	Principal Amount of	Principal Amount of
	Class A-2 Notes	Class A-3 Notes	Class A-4 Notes
Total	$330,000,000	$373,000,000	$258,625,000

Glossary of Terms:

  The dollar amount shown in the definition of “Reserve Initial Deposit” under “Glossary of Terms” should read: “means an amount equal to at least $6,250,000, which will initially be deposited into the Reserve Account.”

Back Cover Page:

  The table on the back cover page should read:

$961,625,000

USAA AUTO

OWNER TRUST 2008-1

$254,000,000%
Asset Backed Notes, Class A-1(1)

$330,000,000%
Asset Backed Notes, Class A-2

$373,000,000%
Asset Backed Notes, Class A-3

$258,625,000%
Asset Backed Notes, Class A-4

$34,375,000%
Asset Backed Notes, Class B(1)

(1) The Class A-1 notes and the Class B notes are not being offered for sale by this prospectus supplement or the prospectus.

Appendix A

ABS Tables

Percent of the Initial Note Balance at Various ABS Percentages

	Class A-1 Notes
Payment Date	0.50%	1.00%	1.40%	1.60%	1.80%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
February 2008	90.20	87.66	85.57	84.50	83.42	82.33
March 2008	80.43	75.43	71.31	69.22	67.09	64.94
April 2008	70.70	63.31	57.24	54.14	51.00	47.83
May 2008	61.00	51.31	43.34	39.28	35.16	31.00
June 2008	51.35	39.43	29.63	24.63	19.57	14.45
July 2008	41.73	27.67	16.10	10.20	4.23	0.00
August 2008	32.15	16.02	2.75	0.00	0.00	0.00
September 2008	22.61	4.50	0.00	0.00	0.00	0.00
October 2008	13.10	0.00	0.00	0.00	0.00	0.00
November 2008	3.64	0.00	0.00	0.00	0.00	0.00
December 2008	0.00	0.00	0.00	0.00	0.00	0.00
January 2009	0.00	0.00	0.00	0.00	0.00	0.00
February 2009	0.00	0.00	0.00	0.00	0.00	0.00
March 2009	0.00	0.00	0.00	0.00	0.00	0.00
April 2009	0.00	0.00	0.00	0.00	0.00	0.00
May 2009	0.00	0.00	0.00	0.00	0.00	0.00
June 2009	0.00	0.00	0.00	0.00	0.00	0.00
July 2009	0.00	0.00	0.00	0.00	0.00	0.00
August 2009	0.00	0.00	0.00	0.00	0.00	0.00
September 2009	0.00	0.00	0.00	0.00	0.00	0.00
October 2009	0.00	0.00	0.00	0.00	0.00	0.00
November 2009	0.00	0.00	0.00	0.00	0.00	0.00
December 2009	0.00	0.00	0.00	0.00	0.00	0.00
January 2010	0.00	0.00	0.00	0.00	0.00	0.00
February 2010	0.00	0.00	0.00	0.00	0.00	0.00
March 2010	0.00	0.00	0.00	0.00	0.00	0.00
April 2010	0.00	0.00	0.00	0.00	0.00	0.00
May 2010	0.00	0.00	0.00	0.00	0.00	0.00
June 2010	0.00	0.00	0.00	0.00	0.00	0.00
July 2010	0.00	0.00	0.00	0.00	0.00	0.00
August 2010	0.00	0.00	0.00	0.00	0.00	0.00
September 2010	0.00	0.00	0.00	0.00	0.00	0.00
October 2010	0.00	0.00	0.00	0.00	0.00	0.00
November 2010	0.00	0.00	0.00	0.00	0.00	0.00
December 2010	0.00	0.00	0.00	0.00	0.00	0.00
January 2011	0.00	0.00	0.00	0.00	0.00	0.00
February 2011	0.00	0.00	0.00	0.00	0.00	0.00
March 2011	0.00	0.00	0.00	0.00	0.00	0.00
April 2011	0.00	0.00	0.00	0.00	0.00	0.00
May 2011	0.00	0.00	0.00	0.00	0.00	0.00
June 2011	0.00	0.00	0.00	0.00	0.00	0.00
July 2011	0.00	0.00	0.00	0.00	0.00	0.00
August 2011	0.00	0.00	0.00	0.00	0.00	0.00
September 2011	0.00	0.00	0.00	0.00	0.00	0.00
October 2011	0.00	0.00	0.00	0.00	0.00	0.00
November 2011	0.00	0.00	0.00	0.00	0.00	0.00
December 2011	0.00	0.00	0.00	0.00	0.00	0.00
January 2012	0.00	0.00	0.00	0.00	0.00	0.00
February 2012	0.00	0.00	0.00	0.00	0.00	0.00
March 2012	0.00	0.00	0.00	0.00	0.00	0.00
April 2012	0.00	0.00	0.00	0.00	0.00	0.00
May 2012	0.00	0.00	0.00	0.00	0.00	0.00
June 2012	0.00	0.00	0.00	0.00	0.00	0.00
July 2012	0.00	0.00	0.00	0.00	0.00	0.00
August 2012	0.00	0.00	0.00	0.00	0.00	0.00
September 2012	0.00	0.00	0.00	0.00	0.00	0.00
October 2012	0.00	0.00	0.00	0.00	0.00	0.00
November 2012	0.00	0.00	0.00	0.00	0.00	0.00
December 2012	0.00	0.00	0.00	0.00	0.00	0.00
January 2013	0.00	0.00	0.00	0.00	0.00	0.00
February 2013	0.00	0.00	0.00	0.00	0.00	0.00
March 2013	0.00	0.00	0.00	0.00	0.00	0.00
April 2013	0.00	0.00	0.00	0.00	0.00	0.00
May 2013	0.00	0.00	0.00	0.00	0.00	0.00
June 2013	0.00	0.00	0.00	0.00	0.00	0.00
July 2013	0.00	0.00	0.00	0.00	0.00	0.00
August 2013	0.00	0.00	0.00	0.00	0.00	0.00
September 2013	0.00	0.00	0.00	0.00	0.00	0.00
October 2013	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life(1)	0.47	0.39	0.34	0.32	0.30	0.28

(1)	The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of the Initial Note Balance at Various ABS Percentages

	Class A-2 Notes
Payment Date	0.50%	1.00%	1.40%	1.60%	1.80%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
February 2008	100.00	100.00	100.00	100.00	100.00	100.00
March 2008	100.00	100.00	100.00	100.00	100.00	100.00
April 2008	100.00	100.00	100.00	100.00	100.00	100.00
May 2008	100.00	100.00	100.00	100.00	100.00	100.00
June 2008	100.00	100.00	100.00	100.00	100.00	100.00
July 2008	100.00	100.00	100.00	100.00	100.00	98.60
August 2008	100.00	100.00	100.00	96.92	91.64	86.30
September 2008	100.00	100.00	91.99	86.15	80.23	74.23
October 2008	100.00	94.68	82.01	75.55	69.01	62.38
November 2008	100.00	86.00	72.17	65.13	57.99	50.76
December 2008	95.55	77.41	62.48	54.88	47.17	39.37
January 2009	88.33	68.92	52.94	44.80	36.56	28.21
February 2009	81.14	60.52	43.55	34.91	26.15	17.28
March 2009	73.98	52.22	34.31	25.19	15.95	6.58
April 2009	66.86	44.02	25.23	15.65	5.95	0.00
May 2009	59.77	35.92	16.29	6.29	0.00	0.00
June 2009	52.71	27.91	7.51	0.00	0.00	0.00
July 2009	45.68	20.01	0.00	0.00	0.00	0.00
August 2009	38.69	12.21	0.00	0.00	0.00	0.00
September 2009	31.77	4.55	0.00	0.00	0.00	0.00
October 2009	24.89	0.00	0.00	0.00	0.00	0.00
November 2009	18.04	0.00	0.00	0.00	0.00	0.00
December 2009	11.23	0.00	0.00	0.00	0.00	0.00
January 2010	4.45	0.00	0.00	0.00	0.00	0.00
February 2010	0.00	0.00	0.00	0.00	0.00	0.00
March 2010	0.00	0.00	0.00	0.00	0.00	0.00
April 2010	0.00	0.00	0.00	0.00	0.00	0.00
May 2010	0.00	0.00	0.00	0.00	0.00	0.00
June 2010	0.00	0.00	0.00	0.00	0.00	0.00
July 2010	0.00	0.00	0.00	0.00	0.00	0.00
August 2010	0.00	0.00	0.00	0.00	0.00	0.00
September 2010	0.00	0.00	0.00	0.00	0.00	0.00
October 2010	0.00	0.00	0.00	0.00	0.00	0.00
November 2010	0.00	0.00	0.00	0.00	0.00	0.00
December 2010	0.00	0.00	0.00	0.00	0.00	0.00
January 2011	0.00	0.00	0.00	0.00	0.00	0.00
February 2011	0.00	0.00	0.00	0.00	0.00	0.00
March 2011	0.00	0.00	0.00	0.00	0.00	0.00
April 2011	0.00	0.00	0.00	0.00	0.00	0.00
May 2011	0.00	0.00	0.00	0.00	0.00	0.00
June 2011	0.00	0.00	0.00	0.00	0.00	0.00
July 2011	0.00	0.00	0.00	0.00	0.00	0.00
August 2011	0.00	0.00	0.00	0.00	0.00	0.00
September 2011	0.00	0.00	0.00	0.00	0.00	0.00
October 2011	0.00	0.00	0.00	0.00	0.00	0.00
November 2011	0.00	0.00	0.00	0.00	0.00	0.00
December 2011	0.00	0.00	0.00	0.00	0.00	0.00
January 2012	0.00	0.00	0.00	0.00	0.00	0.00
February 2012	0.00	0.00	0.00	0.00	0.00	0.00
March 2012	0.00	0.00	0.00	0.00	0.00	0.00
April 2012	0.00	0.00	0.00	0.00	0.00	0.00
May 2012	0.00	0.00	0.00	0.00	0.00	0.00
June 2012	0.00	0.00	0.00	0.00	0.00	0.00
July 2012	0.00	0.00	0.00	0.00	0.00	0.00
August 2012	0.00	0.00	0.00	0.00	0.00	0.00
September 2012	0.00	0.00	0.00	0.00	0.00	0.00
October 2012	0.00	0.00	0.00	0.00	0.00	0.00
November 2012	0.00	0.00	0.00	0.00	0.00	0.00
December 2012	0.00	0.00	0.00	0.00	0.00	0.00
January 2013	0.00	0.00	0.00	0.00	0.00	0.00
February 2013	0.00	0.00	0.00	0.00	0.00	0.00
March 2013	0.00	0.00	0.00	0.00	0.00	0.00
April 2013	0.00	0.00	0.00	0.00	0.00	0.00
May 2013	0.00	0.00	0.00	0.00	0.00	0.00
June 2013	0.00	0.00	0.00	0.00	0.00	0.00
July 2013	0.00	0.00	0.00	0.00	0.00	0.00
August 2013	0.00	0.00	0.00	0.00	0.00	0.00
September 2013	0.00	0.00	0.00	0.00	0.00	0.00
October 2013	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life (1)	1.49	1.24	1.07	1.00	0.94	0.89

(1)	The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of the Initial Note Balance at Various ABS Percentages

	Class A-3 Notes
Payment Date	0.50%	1.00%	1.40%	1.60%	1.80%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
February 2008	100.00	100.00	100.00	100.00	100.00	100.00
March 2008	100.00	100.00	100.00	100.00	100.00	100.00
April 2008	100.00	100.00	100.00	100.00	100.00	100.00
May 2008	100.00	100.00	100.00	100.00	100.00	100.00
June 2008	100.00	100.00	100.00	100.00	100.00	100.00
July 2008	100.00	100.00	100.00	100.00	100.00	100.00
August 2008	100.00	100.00	100.00	100.00	100.00	100.00
September 2008	100.00	100.00	100.00	100.00	100.00	100.00
October 2008	100.00	100.00	100.00	100.00	100.00	100.00
November 2008	100.00	100.00	100.00	100.00	100.00	100.00
December 2008	100.00	100.00	100.00	100.00	100.00	100.00
January 2009	100.00	100.00	100.00	100.00	100.00	100.00
February 2009	100.00	100.00	100.00	100.00	100.00	100.00
March 2009	100.00	100.00	100.00	100.00	100.00	100.00
April 2009	100.00	100.00	100.00	100.00	100.00	96.57
May 2009	100.00	100.00	100.00	100.00	96.61	87.53
June 2009	100.00	100.00	100.00	97.45	88.14	78.70
July 2009	100.00	100.00	99.02	89.50	79.85	70.09
August 2009	100.00	100.00	91.53	81.71	71.76	61.69
September 2009	100.00	100.00	84.21	74.11	63.89	53.53
October 2009	100.00	97.34	77.03	66.68	56.21	45.59
November 2009	100.00	90.74	70.00	59.42	48.72	37.87
December 2009	100.00	84.24	63.10	52.33	41.42	30.37
January 2010	100.00	77.83	56.35	45.41	34.33	23.10
February 2010	97.98	71.52	49.75	38.66	27.43	16.05
March 2010	92.04	65.29	43.29	32.08	20.73	9.23
April 2010	86.14	59.17	36.98	25.68	14.23	2.63
May 2010	80.27	53.14	30.82	19.45	7.93	0.00
June 2010	74.44	47.21	24.81	13.40	1.84	0.00
July 2010	68.63	41.37	18.95	7.52	0.00	0.00
August 2010	62.86	35.63	13.24	1.83	0.00	0.00
September 2010	57.12	30.00	7.68	0.00	0.00	0.00
October 2010	51.84	24.79	2.54	0.00	0.00	0.00
November 2010	46.59	19.68	0.00	0.00	0.00	0.00
December 2010	41.37	14.66	0.00	0.00	0.00	0.00
January 2011	36.19	9.74	0.00	0.00	0.00	0.00
February 2011	31.03	4.91	0.00	0.00	0.00	0.00
March 2011	25.91	0.17	0.00	0.00	0.00	0.00
April 2011	20.82	0.00	0.00	0.00	0.00	0.00
May 2011	15.76	0.00	0.00	0.00	0.00	0.00
June 2011	10.74	0.00	0.00	0.00	0.00	0.00
July 2011	5.75	0.00	0.00	0.00	0.00	0.00
August 2011	0.79	0.00	0.00	0.00	0.00	0.00
September 2011	0.00	0.00	0.00	0.00	0.00	0.00
October 2011	0.00	0.00	0.00	0.00	0.00	0.00
November 2011	0.00	0.00	0.00	0.00	0.00	0.00
December 2011	0.00	0.00	0.00	0.00	0.00	0.00
January 2012	0.00	0.00	0.00	0.00	0.00	0.00
February 2012	0.00	0.00	0.00	0.00	0.00	0.00
March 2012	0.00	0.00	0.00	0.00	0.00	0.00
April 2012	0.00	0.00	0.00	0.00	0.00	0.00
May 2012	0.00	0.00	0.00	0.00	0.00	0.00
June 2012	0.00	0.00	0.00	0.00	0.00	0.00
July 2012	0.00	0.00	0.00	0.00	0.00	0.00
August 2012	0.00	0.00	0.00	0.00	0.00	0.00
September 2012	0.00	0.00	0.00	0.00	0.00	0.00
October 2012	0.00	0.00	0.00	0.00	0.00	0.00
November 2012	0.00	0.00	0.00	0.00	0.00	0.00
December 2012	0.00	0.00	0.00	0.00	0.00	0.00
January 2013	0.00	0.00	0.00	0.00	0.00	0.00
February 2013	0.00	0.00	0.00	0.00	0.00	0.00
March 2013	0.00	0.00	0.00	0.00	0.00	0.00
April 2013	0.00	0.00	0.00	0.00	0.00	0.00
May 2013	0.00	0.00	0.00	0.00	0.00	0.00
June 2013	0.00	0.00	0.00	0.00	0.00	0.00
July 2013	0.00	0.00	0.00	0.00	0.00	0.00
August 2013	0.00	0.00	0.00	0.00	0.00	0.00
September 2013	0.00	0.00	0.00	0.00	0.00	0.00
October 2013	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life (1)	2.84	2.44	2.14	2.00	1.88	1.76

(1)	The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.

     This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of the Initial Note Balance at Various ABS Percentages

	Class A-4 Notes
Payment Date	0.50%	1.00%	1.40%	1.60%	1.80%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
February 2008	100.00	100.00	100.00	100.00	100.00	100.00
March 2008	100.00	100.00	100.00	100.00	100.00	100.00
April 2008	100.00	100.00	100.00	100.00	100.00	100.00
May 2008	100.00	100.00	100.00	100.00	100.00	100.00
June 2008	100.00	100.00	100.00	100.00	100.00	100.00
July 2008	100.00	100.00	100.00	100.00	100.00	100.00
August 2008	100.00	100.00	100.00	100.00	100.00	100.00
September 2008	100.00	100.00	100.00	100.00	100.00	100.00
October 2008	100.00	100.00	100.00	100.00	100.00	100.00
November 2008	100.00	100.00	100.00	100.00	100.00	100.00
December 2008	100.00	100.00	100.00	100.00	100.00	100.00
January 2009	100.00	100.00	100.00	100.00	100.00	100.00
February 2009	100.00	100.00	100.00	100.00	100.00	100.00
March 2009	100.00	100.00	100.00	100.00	100.00	100.00
April 2009	100.00	100.00	100.00	100.00	100.00	100.00
May 2009	100.00	100.00	100.00	100.00	100.00	100.00
June 2009	100.00	100.00	100.00	100.00	100.00	100.00
July 2009	100.00	100.00	100.00	100.00	100.00	100.00
August 2009	100.00	100.00	100.00	100.00	100.00	100.00
September 2009	100.00	100.00	100.00	100.00	100.00	100.00
October 2009	100.00	100.00	100.00	100.00	100.00	100.00
November 2009	100.00	100.00	100.00	100.00	100.00	100.00
December 2009	100.00	100.00	100.00	100.00	100.00	100.00
January 2010	100.00	100.00	100.00	100.00	100.00	100.00
February 2010	100.00	100.00	100.00	100.00	100.00	100.00
March 2010	100.00	100.00	100.00	100.00	100.00	100.00
April 2010	100.00	100.00	100.00	100.00	100.00	100.00
May 2010	100.00	100.00	100.00	100.00	100.00	94.61
June 2010	100.00	100.00	100.00	100.00	100.00	85.77
July 2010	100.00	100.00	100.00	100.00	94.16	77.26
August 2010	100.00	100.00	100.00	100.00	85.97	69.09
September 2010	100.00	100.00	100.00	94.69	78.08	61.27
October 2010	100.00	100.00	100.00	87.32	70.77	54.00
November 2010	100.00	100.00	96.46	80.20	63.72	47.04
December 2010	100.00	100.00	89.46	73.31	56.97	40.41
January 2011	100.00	100.00	82.67	66.68	50.49	34.10
February 2011	100.00	100.00	76.08	60.29	44.30	28.11
March 2011	100.00	100.00	69.71	54.16	38.41	22.45
April 2011	100.00	93.55	63.56	48.27	32.80	17.12
May 2011	100.00	87.00	57.62	42.64	27.48	12.13
June 2011	100.00	80.59	51.89	37.27	22.46	7.47
July 2011	100.00	74.32	46.39	32.16	17.74	3.15
August 2011	100.00	68.20	41.10	27.30	13.32	0.00
September 2011	94.04	62.22	36.04	22.71	9.21	0.00
October 2011	86.99	56.38	31.21	18.38	5.39	0.00
November 2011	80.81	51.26	26.95	14.56	2.02	0.00
December 2011	74.68	46.26	22.89	10.98	0.00	0.00
January 2012	68.60	41.40	19.03	7.63	0.00	0.00
February 2012	62.55	36.67	15.37	4.52	0.00	0.00
March 2012	56.56	32.06	11.92	1.65	0.00	0.00
April 2012	50.61	27.60	8.67	0.00	0.00	0.00
May 2012	44.70	23.26	5.63	0.00	0.00	0.00
June 2012	38.85	19.06	2.79	0.00	0.00	0.00
July 2012	33.04	15.00	0.17	0.00	0.00	0.00
August 2012	27.27	11.08	0.00	0.00	0.00	0.00
September 2012	21.56	7.29	0.00	0.00	0.00	0.00
October 2012	15.89	3.64	0.00	0.00	0.00	0.00
November 2012	13.34	1.89	0.00	0.00	0.00	0.00
December 2012	10.81	0.19	0.00	0.00	0.00	0.00
January 2013	8.30	0.00	0.00	0.00	0.00	0.00
February 2013	5.81	0.00	0.00	0.00	0.00	0.00
March 2013	3.35	0.00	0.00	0.00	0.00	0.00
April 2013	0.90	0.00	0.00	0.00	0.00	0.00
May 2013	0.00	0.00	0.00	0.00	0.00	0.00
June 2013	0.00	0.00	0.00	0.00	0.00	0.00
July 2013	0.00	0.00	0.00	0.00	0.00	0.00
August 2013	0.00	0.00	0.00	0.00	0.00	0.00
September 2013	0.00	0.00	0.00	0.00	0.00	0.00
October 2013	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life(1)	4.33	3.95	3.55	3.32	3.09	2.88
Weighted Average Life to Call (years)(1)(2)	4.22	3.83	3.43	3.20	2.99	2.77
Earliest Optional Call Date	Jul 2012	Mar 2012	Oct 2011	Jul 2011	Apr 2011	Jan 2011

(1)	The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2)	This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

     This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.

Percent of the Initial Note Balance at Various ABS Percentages

	Class B Notes
Payment Date	0.50%	1.00%	1.40%	1.60%	1.80%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00
February 2008	100.00	100.00	100.00	100.00	100.00	100.00
March 2008	100.00	100.00	100.00	100.00	100.00	100.00
April 2008	100.00	100.00	100.00	100.00	100.00	100.00
May 2008	100.00	100.00	100.00	100.00	100.00	100.00
June 2008	100.00	100.00	100.00	100.00	100.00	100.00
July 2008	100.00	100.00	100.00	100.00	100.00	100.00
August 2008	100.00	100.00	100.00	100.00	100.00	100.00
September 2008	100.00	100.00	100.00	100.00	100.00	100.00
October 2008	100.00	100.00	100.00	100.00	100.00	100.00
November 2008	100.00	100.00	100.00	100.00	100.00	100.00
December 2008	100.00	100.00	100.00	100.00	100.00	100.00
January 2009	100.00	100.00	100.00	100.00	100.00	100.00
February 2009	100.00	100.00	100.00	100.00	100.00	100.00
March 2009	100.00	100.00	100.00	100.00	100.00	100.00
April 2009	100.00	100.00	100.00	100.00	100.00	100.00
May 2009	100.00	100.00	100.00	100.00	100.00	100.00
June 2009	100.00	100.00	100.00	100.00	100.00	100.00
July 2009	100.00	100.00	100.00	100.00	100.00	100.00
August 2009	100.00	100.00	100.00	100.00	100.00	100.00
September 2009	100.00	100.00	100.00	100.00	100.00	100.00
October 2009	100.00	100.00	100.00	100.00	100.00	100.00
November 2009	100.00	100.00	100.00	100.00	100.00	100.00
December 2009	100.00	100.00	100.00	100.00	100.00	100.00
January 2010	100.00	100.00	100.00	100.00	100.00	100.00
February 2010	100.00	100.00	100.00	100.00	100.00	100.00
March 2010	100.00	100.00	100.00	100.00	100.00	100.00
April 2010	100.00	100.00	100.00	100.00	100.00	100.00
May 2010	100.00	100.00	100.00	100.00	100.00	100.00
June 2010	100.00	100.00	100.00	100.00	100.00	100.00
July 2010	100.00	100.00	100.00	100.00	100.00	100.00
August 2010	100.00	100.00	100.00	100.00	100.00	100.00
September 2010	100.00	100.00	100.00	100.00	100.00	100.00
October 2010	100.00	100.00	100.00	100.00	100.00	100.00
November 2010	100.00	100.00	100.00	100.00	100.00	100.00
December 2010	100.00	100.00	100.00	100.00	100.00	100.00
January 2011	100.00	100.00	100.00	100.00	100.00	100.00
February 2011	100.00	100.00	100.00	100.00	100.00	100.00
March 2011	100.00	100.00	100.00	100.00	100.00	100.00
April 2011	100.00	100.00	100.00	100.00	100.00	100.00
May 2011	100.00	100.00	100.00	100.00	100.00	100.00
June 2011	100.00	100.00	100.00	100.00	100.00	100.00
July 2011	100.00	100.00	100.00	100.00	100.00	100.00
August 2011	100.00	100.00	100.00	100.00	100.00	93.73
September 2011	100.00	100.00	100.00	100.00	100.00	66.37
October 2011	100.00	100.00	100.00	100.00	100.00	41.61
November 2011	100.00	100.00	100.00	100.00	100.00	19.65
December 2011	100.00	100.00	100.00	100.00	91.89	0.00
January 2012	100.00	100.00	100.00	100.00	70.61	0.00
February 2012	100.00	100.00	100.00	100.00	51.39	0.00
March 2012	100.00	100.00	100.00	100.00	34.25	0.00
April 2012	100.00	100.00	100.00	92.67	19.20	0.00
May 2012	100.00	100.00	100.00	74.72	6.27	0.00
June 2012	100.00	100.00	100.00	58.62	0.00	0.00
July 2012	100.00	100.00	100.00	44.39	0.00	0.00
August 2012	100.00	100.00	83.09	32.02	0.00	0.00
September 2012	100.00	100.00	66.54	21.55	0.00	0.00
October 2012	100.00	100.00	51.60	12.98	0.00	0.00
November 2012	100.00	100.00	43.28	7.16	0.00	0.00
December 2012	100.00	100.00	35.67	2.18	0.00	0.00
January 2013	100.00	89.11	28.78	0.00	0.00	0.00
February 2013	100.00	77.28	22.60	0.00	0.00	0.00
March 2013	100.00	65.92	17.16	0.00	0.00	0.00
April 2013	100.00	55.03	12.46	0.00	0.00	0.00
May 2013	88.57	44.63	8.49	0.00	0.00	0.00
June 2013	70.52	34.72	5.27	0.00	0.00	0.00
July 2013	52.63	25.29	2.81	0.00	0.00	0.00
August 2013	34.91	16.36	1.10	0.00	0.00	0.00
September 2013	17.37	7.93	0.17	0.00	0.00	0.00
October 2013	0.00	0.00	0.00	0.00	0.00	0.00
Weighted Average Life(1)	5.55	5.35	4.90	4.54	4.14	3.77
Weighted Average Life to Call (years)(1)(2)	4.50	4.17	3.75	3.50	3.25	3.00
Earliest Optional Call Date	Jul 2012	Mar 2012	Oct 2011	Jul 2011	Apr 2011	Jan 2011

(1)	The weighted average life of a note is determined by (a) multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related payment date, (b) adding the results and (c) dividing the sum by the related initial principal amount of the note.
(2)	This calculation assumes the servicer purchases the receivables on the earliest payment date on which it is permitted to do so.

     This ABS Table has been prepared based on the assumptions described above (including the assumptions regarding the characteristics and performance of the receivables which will differ from the actual characteristics and performance thereof) and should be read in conjunction therewith.